Supplement to the
Fidelity® SAI Emerging Markets Index Fund
December 30, 2016
Prospectus

The following information replaces similar information found in the "Fund Summary" section under the heading "Fee Table".

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee(a)	0.090%
Distribution and/or Service (12b-1) fees	None
Other expenses(a),(b)	0.077%
Total annual operating expenses	0.167%
Fee waiver and/or expense reimbursement(c)	0.085%
Total annual operating expenses after fee waiver and/or expense reimbursement	0.082%

(a)  Adjusted to reflect current fees.

(b)  For the period, acquired fund fees and expenses are less than 0.01% and are included in other expenses. As a result, the total annual operating expenses after fee waiver and/or expense reimbursement in the fee table exceed the contractual expense limitations of the fund/class.

(c)  Fidelity Management & Research Company (FMR) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.08%. This arrangement will remain in effect through December 31, 2018. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees.

1 year	$8
3 years	$42
5 years	$83
10 years	$202

SV6-17-01 1.9871331.102	September 1, 2017

Supplement to the
Fidelity® SAI International Index Fund
December 30, 2016
Prospectus

The following information replaces similar information found in the "Fund Summary" section under the heading "Fee Table".

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee(a)	0.050%
Distribution and/or Service (12b-1) fees	None
Other expenses(a)	0.075%
Total annual operating expenses	0.125%
Fee waiver and/or expense reimbursement(b)	0.080%
Total annual operating expenses after fee waiver and/or expense reimbursement	0.045%

(a)  Adjusted to reflect current fees.

(b)  Fidelity Management & Research Company (FMR) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.045%. This arrangement will remain in effect through December 31, 2018. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees.

1 year	$5
3 years	$29
5 years	$60
10 years	$149

SV7-17-01 1.9871328.102	September 1, 2017